                           MFS(R) INSTITUTIONAL TRUST

                   MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND



            Supplement dated March 10, 2000 to the Current Prospectus


Effective March 1, 2000, the Expense Summary section is hereby amended and restated to reflect a reduction in the management fee for the MFS Institutional Large Cap Growth Fund (the "fund") from the current 75 basis points (0.75%) to 50 basis points (0.50%). The revised management fee for the fund is reflected below in the Expense Table and Example of Expenses:


EXPENSE SUMMARY

     Expense Table. The "Expense Table" describes expenses you may pay when you hold shares of the fund.

     Annual Fund Operating Expenses (expenses that are deducted from fund assets):

              Management Fees                                           0.75%
              Distribution and Service (12b-1) Fees                     None
              Other Expenses (1)                                        0.05%
                                                                        ----
              Total Annual Fund Operating Expenses                      0.80%
                   Fee Waiver and/or Expense Reimbursement (1)          (0.25)%
                                                                        ------
                   Net Expenses(1)                                       0.55%
-----------------------------
(1) MFS has contractually agreed to reduce the management fee to a maximum of 0.50% annually of the average daily net assets of the fund. MFS has also agreed to bear all of the fund's expenses, such that "Other Expenses" do not exceed 0.05% annually. These contractual fee arrangements will remain in effect until at least March 1, 2001, absent an earlier modification approved by the board of trustees which oversees the fund.

Example of Expenses. The "Example of Expenses" table is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

         The examples assume that:

     o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

     o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

     o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the first year, and the fund's "Total Annual Fund Operating Expenses" for subsequent years (see the table above).

                Share Class      Year 1       Year 3       Year 5      Year 10

              Class A shares      $56          $230         $420         $967

                 The date of this Supplement is March 10, 2000.